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                                                                    EXHIBIT 23.1


                                AJ. ROBBINS, P.C.
                          CERTIFIED PUBLIC ACCOUNTANTS
                              216 SIXTEENTH STREET
                                    SUITE 600
                             DENVER, COLORADO 80202



           CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTING FIRM



We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of Universal Detection Technology of our report dated March 9, 2007 except for Note 12, which is dated March 28, 2007 relating to the consolidated financial statements of Universal Detection Technology.


                             /s/ AJ. Robbins, P.C.
                             ----------------------------
                             AJ. ROBBINS, P.C.
                             CERTIFIED PUBLIC ACCOUNTANTS



DENVER, COLORADO
JUNE 26, 2007